UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 2, 2013

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ServiceSource International, Inc.
(Exact name of Registrant as specified in its charter)

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Delaware	001-35108	81-0578975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

634 Second Street
San Francisco, California 94107
(Address of principal executive offices, including zip code)

(415) 901-6030
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On December 2, 2013, ServiceSource International, Inc. issued a press release announcing its new senior sales leadership team. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated December 2, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2013

SERVICESOURCE INTERNATIONAL, INC.

By:	/s/ Matthew Goldberg
Name:	Matthew Goldberg
Title:	Vice President, General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated December 2, 2013 PDF